Prospectus Supplement	October 9, 2012

Putnam Short Duration Income Fund Prospectus dated October 10, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Michael Salm, Joanne Driscoll and Kevin Murphy.

Additional information regarding Mr. Salm, Ms. Driscoll and Mr. Murphy, including their business experience during the last five years, is set forth in the prospectus.

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